Exhibit 99.1

                            ASSET PURCHASE AGREEMENT

     THIS ASSET PURCHASE AGREEMENT ("AGREEMENT") is made and entered into and is effective as of February 11, 2015 ("EFFECTIVE DATE"), by and between RICHARD ELLIOT-SQUARE, an individual ("SELLER"), and CASEY CONTAINER CORP., a Nevada corporation ("BUYER");

                                    RECITALS:

     A. Seller is the sole owner of certain intellectual property of the Internet search and share engine TagLikeMe (the "INTELLECTUAL PROPERTY" or "IP", as defined in Recital C below).

     B. Seller desires to sell to Buyer, and Buyer desires to buy from Seller, the Intellectual Property of Seller, upon the terms and conditions and subject to the limitations set forth herein.

     C. Seller hereby agrees to sell to Buyer, Seller's entire right, title and interest in and to the items of Intellectual Property identified and referred to herein. Intellectual Property means all of the rights arising from or in respect of the following, whether protected, created or arising under the laws of the United States or any foreign jurisdiction: (i) patents, inventions (whether patentable or unpatentable and whether or not reduced to practice), invention disclosures, developments, patent applications, any reissues, reexaminations, divisionals, continuations, continuations-in-part and extensions thereof (to the extent part of the IP, collectively, "PATENTS"), (ii) trademarks, service marks, trade names (whether registered or unregistered), service names, industrial
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designs, brand names, brand marks, trade dress rights, Internet domain names,
URLs, identifying symbols, logos, emblems, signs or insignia, including all goodwill associated with such marks, designs, names, logos or symbols (to the extent part of the IP, collectively, "MARKS"), (iii) copyrights, works of authorship, moral rights, mask work rights and registrations and applications therefore (to the extent part of the IP, collectively, "COPYRIGHT INTERESTS"),
(iv) proprietary, confidential or non-public processes, designs, drawings, specifications, technology, formulae, databases, algorithms, computer/source code, models, methods, research and development, know-how, manufacturing and production processes and techniques, inventions, improvements, discoveries, concepts, ideas, trade secrets, technical data and other proprietary non-public information (to the extent part of the IP, collectively, "TRADE SECRETS"), (v) all other intellectual property and proprietary rights and rights of a similar nature, and (vi) all applications, registrations, permits, filings and licenses related to any of the foregoing clauses (i) - (v) above.

     NOW, THEREFORE, for and in consideration of the promises and the mutual covenants contained herein and/or in the Agreement, and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

COPYRIGHT INTERESTS

     1. Seller hereby sells, assigns and transfers to Buyer all of Seller's right, title and interest in and to the Copyright Interests, including but not limited to renewal rights therein, the right to obtain registrations of the Copyright Interests in the United States and throughout the world, and the right

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to sue and recover any and all damages and profits, and any and all other remedies, for past, present or future infringements or violations thereof, all in Buyer's sole name.

     2. Buyer hereby accepts the foregoing assignment but Buyer does not agree to assume any liability, debt, or obligation with respect to the Copyright Interests.

     3. Seller shall cooperate with Buyer in any action Buyer reasonably requests that Seller take in order to effectuate, carry out, or fulfill the parties' intent and/or Seller's obligations hereunder, including, without limitation, the execution of any instruments and papers that are necessary or desirable, in Buyer's sole discretion, to consolidate, confirm, vest and/or record Buyer's full and complete ownership of the Copyright Interests with, for example, the U.S. Copyright Office or equivalent foreign offices.

MARKS

     4. Seller hereby sells, assigns and transfers to Buyer all of Seller's right, title and interest in and to the Marks, together with the goodwill of the business(es) that is/are symbolized by the Marks, including but not limited to renewal rights therein, the right to obtain registrations of the Marks in the United States and throughout the world, and the right to sue and recover any and all damages and profits, and any and all other remedies, for past, present or future infringements or violations thereof, all in Buyer's sole name.

     5. Buyer hereby accepts the foregoing assignment but Buyer does not agree to assume any liability, debt, or obligation with respect to the Marks.

     6. Seller shall cooperate with Buyer in any action Buyer reasonably requests that Seller take in order to effectuate, carry out, or fulfill the parties' intent and/or Seller's obligations hereunder: including, without

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limitation, the execution of any instruments and papers that are necessary or desirable, in Buyer's sole discretion, to consolidate, confirm, vest and/or record Buyer's full and complete ownership of the Marks with, for example, the U.S. Patent and Trademark Office or equivalent foreign offices, or with domain name registrars.

PATENTS

     7. Seller hereby sells, assigns and transfers to Buyer all of Seller's right, title and interest in and to the Patents, including but not limited to renewal rights therein, the right to obtain patent or equivalent protection therein in the United States and throughout the world, and the right to sue and recover any and all damages and profits, and any and all other remedies, for past, present, or future infringements or violations thereof, all in Buyer's sole name.

     8. Buyer hereby accepts the foregoing assignment but Buyer does not agree to assume any liability, debt, or obligation with respect to the Patents.

     9. Seller shall cooperate with Buyer in any action Buyer reasonably requests that Seller take in order to effectuate, carry out, or fulfill the parties' intent and/or Seller's obligations hereunder, including, without limitation, the execution of any instruments and papers that are necessary or desirable, in Buyer's sole discretion, to consolidate, confirm, vest and/or record Buyer's full and complete ownership of the Patents with, for example, the U.S. Patent and Trademark Office or equivalent foreign offices.

TRADE SECRETS

     10. Seller hereby sells, assigns and transfers to Buyer all of Seller's right, title and interest in and to the Trade Secrets, including but not limited

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to the right to sue and recover any and all damages and profits, and any and all other remedies, for past, present or future misappropriations or violations thereof, all in Buyer's sole name.

     11. Buyer hereby accepts the foregoing assignment but Buyer does not agree to assume any liability, debt, or obligation with respect to the Trade Secrets.

     12. Seller agrees that, if applicable, it will reasonably assist Buyer in acquiring and maintaining any available protections for, and confirming Buyer's title to, the Trade Secrets, at Buyer's sole expense.

DOMAIN NAMES

     13. Seller hereby sells, assigns and transfers to Buyer all of Seller's right, title and interest in and to all websites and domain names used in or held for use in the operation of the Assigned IP and all rights related to such websites and domain names (the "Domain Names"), including but not limited to those identified on Exhibit A, including but not limited to the right to obtain registrations of the Domain Names with domain name registrars, and the right to sue and recover any and all damages and profits, and any and all other remedies, for past, present or future infringements or violations thereof, all in Buyer's sole name.

     14. Buyer hereby accepts the foregoing assignment but Buyer does not agree to assume any liability, debt, or obligation with respect to the Domain Names.

     15. Seller shall cooperate with Buyer in any action Buyer reasonably requests that Seller take in order to effectuate, carry out, or fulfill the parties' intent and/or Seller's obligations hereunder: including, without limitation, the execution of any instruments and papers that are necessary or desirable, in Buyer's sole discretion, to consolidate, confirm, vest and/or record Buyer's full and complete ownership of the Domain Names with, for

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example, the Internet Corporation for Assigned Names and Numbers (ICANN), or
with domain name registrars.

2 CONSIDERATON AND PAYMENT

     2.1 CONSIDERATION. As consideration for Seller selling the Intellectual Property to Buyer, Buyer agrees to pay Seller an amount equal to 10% of all future advertising revenue collected from the re-branded TagLikeMe search and share website as operated by the Buyer up to a maximum of $4 million (the "PURCHASE PRICE"). Upon reaching $1 million in Purchase Price threshold to the Seller, Buyer will have the option to buy-out the entire asset for a further one-time payment of $3 million.

     2.2 PAYMENT. The Purchase Price shall accrue monthly and be paid quarterly, in the form of a cashier's check or via bank wire transfer to Seller's bank account, within 30 days from the close of each calendar quarter in which advertising revenues are generated from the rebranded website.

3 REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents, covenants and warrants with and to Buyer that:

     3.1 Seller has all of the right, title and interest necessary to grant to Buyer the rights granted to Buyer hereunder.

     3.2 Seller has not previously sold, assigned, or otherwise transferred, in

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whole or in part, any of its right, title or interest in and to the Intellectual
Property.

     3.3 Seller has not granted and will not grant any licenses or other rights, under the IP or otherwise, that would conflict with or prevent the rights granted to Buyer hereunder.

     3.4 To the best of Seller's knowledge, there are no liens, conveyances, mortgages, assignments, encumbrances, or other agreements that would prevent or impair the full and complete exercise of the terms of this Agreement.

4 REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to Seller as follows:

     4.1 Buyer is a corporation validly existing and in good standing under the laws of the State of Nevada with the corporate power and authority to conduct its business as currently conducted.

     4.2 Buyer has the power and authority to execute, deliver, and perform this Agreement and has taken all necessary corporate actions to authorize the execution and delivery of this Agreement.

     4.3 Buyer has engaged a consultant to assist and advise in structuring and negotiating the terms of this agreement. Buyer is solely responsible for paying the consultant fee.

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     4.5 No Litigation is pending, or, to Buyer's knowledge, threatened, against
Buyer, or its assets or properties which seeks to restrain or enjoin the execution and delivery of this Agreement.

5 NON-COMPETITION

     5.1 Seller agrees for a period of three (3) years immediately following the execution of this Agreement (the "NON-COMPETE PERIOD"), the Seller will not directly or indirectly, for himself or any third party other than on behalf of Buyer, without the prior written consent of Buyer:

     (a) engage in the "GEOGRAPHIC AREA" as an employee, agent, consultant, advisor, independent contractor, proprietor, partner, officer, director, or otherwise of. The "GEOGRAPHIC AREA" shall mean anywhere in the world or in cyberspace where Buyer conducts business;

     (b) have any ownership interest (except for passive ownership of three percent (3%) or less) in any entity whose securities have been registered under the Securities Act of 1933 or Section 12 of the Securities Exchange Act of 1934 or the securities laws of any other jurisdiction of the United States; or

     (c) participate in the financing, operation, management, or control of, any firm, partnership, corporation, entity, or business that engages or participates in a "COMPETING BUSINESS PURPOSE." The term "competing business purpose" shall

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mean any firm, partnership, corporation, entity, or business that engages or participates in internet and mobile search and share technology. 5.2 The covenants contained in the preceding paragraphs of this section shall be construed as a series of separate covenants, one for each county, city, state, or any similar subdivision in any Geographic Area. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant contained in the preceding paragraphs. If, in any judicial proceeding, a court refuses to enforce any of such separate covenants (or any part thereof), then such unenforceable covenant (or such part) shall be eliminated from this Agreement to the extent permitted by law and necessary to permit the remaining separate covenants (or portions thereof) to be enforced. In the event that the provisions of this section are deemed to exceed the time, geographic or scope limitations permitted by applicable law, then such provisions shall be, to the extent permitted by law, reformed to the maximum time, geographic or scope limitations, as the case may be, permitted by applicable laws.

     5.3 Each Assigning Party, for itself and on behalf of its principals, also acknowledges that the limitations of time, geography and scope of activity agreed to in this non-competition agreement are reasonable because, among other things, (i) Buyer is engaged in a highly competitive industry, (ii) such party will have access to trade secrets and know-how of the Company, (iii) such party will be able to obtain suitable and satisfactory employment without violation of this agreement, and (iv) these limitations are necessary to protect the trade secrets, confidential information and goodwill of Buyer.

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     5.4 Seller agrees that it would be impossible or inadequate to measure and calculate Buyer's damages from any breach of the covenants set forth in this section entitled "Non-Competition." Accordingly, Seller agrees that if he breaches any provision of this section, Buyer will have available, in addition to any other right or remedy otherwise available, the right to obtain an injunction from a court of competent jurisdiction restraining such breach or threatened breach and to specific performance of any such provision of this agreement; provided, however, that the right to apply for an injunction shall not be construed as prohibiting Buyer from pursuing any other available remedies for such breach or threatened breach. Seller further agrees that no bond or other security shall be required in obtaining such equitable relief, nor will proof of actual damages be required for such equitable relief. Seller hereby expressly consents to the issuance of such injunction and to the ordering of such specific performance.

6 MISCELLANEOUS

     6.1 ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties with respect to the subject matter of this Agreement. No prior agreement or understanding pertaining to any such matter shall be effective. This Agreement may only be modified in a written instrument executed by the parties.

     6.2 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto, their successors and permitted assigns.

     6.3 COUNTERPARTS. This Agreement may be executed in one or more counterparts, including facsimile counterparts, all of which shall be considered

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one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party

     6.4 HEADINGS. All headings contained in this Agreement are for reference only and shall not affect the meaning or interpretation of this Agreement in any manner.

     6.6 EXPENSES. Seller and Buyer shall each pay all costs and expenses incurred by it or on its behalf in connection with this Agreement, including fees and expenses of its own financial consultants, accountants, and legal counsel.

     6.7 NOTICES. Any notice, request, instruction, or other communication to be given hereunder by any party hereto to any other party hereto shall be in writing and delivered personally or sent by facsimile, overnight commercial courier or registered or certified mail, postage prepaid,

     If to Seller to:       Richard Elliot-Square
                            11 Pilgrim Street, London
                            EC4V 6RN
                            United Kingdom

     If to Buyer to:        Casey Container Corp.
                            Attn: Martin R. Nason
                            7825 N Calle Caballeros
                            Paradise Valley, AZ 85253

or at such other address for a party as shall be specified by like notice. Notices shall be deemed given upon the earliest of: (i) receipt; (ii) conformed facsimile transmission; (iii) one (1) day after delivery to an overnight commercial courier; or (iv) three (3) days after deposit in U.S. mail.

     6.8 GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Arizona without giving effect to the principles of conflicts of law thereof.

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     6.9 CONFIDENTIALITY. Neither party will discuss or disclose this Agreement or any of its terms without the consent of the other party, except as required by law.

     6.10 SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

     6.11 REMEDIES. The parties agree that if either of the parties hereto fails or refuses to fulfill any of its obligations under this Agreement, then the other party shall have the remedy of specific performance, which remedy shall be cumulative and nonexclusive and shall be in addition to any other rights and remedies otherwise available under any other contract or at law or in equity and to which such party might be entitled.

     6.13 ATTORNEYS' FEES. In the event of any litigation or proceeding arising out of this Agreement, the prevailing party shall be entitled to recover its costs reasonable attorneys' fees.


                            [SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, each of the parties hereto has duly executed this Asset
Purchase Agreement as of the date first above written.

                                     SELLER

                                     Richard Elliot-Square, an Individual


                                     /s/ Richard Elliot-Square
                                     -------------------------------------------


                                     BUYER

                                     Casey Container Corp., a Nevada corporation


                                     By: /s/ Martin R Nason
                                        ----------------------------------------

                                     Title: President & CEO
                                           -------------------------------------

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